Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Princeton Acquisitions, Inc. (the “Company”) on Form 10-KSB/A for the year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Miles Wynn, the Chief Executive Officer and CFO of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Fred Mahlke

President and CFO

Date:  August 2, 2005